UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022

NewAge, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38014	27-2432263
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2420 17th Street, Suite 220, Denver, CO 80202
(Address of principal executive offices) (Zip Code)

(303) 566-3030
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 10, 2022, NewAge, Inc. (the “Company”) issued a press release regarding its preliminary financial results for the three months ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1. The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2022, the board of directors (the “Board”) of the Company and Brent Willis, Chief Executive Officer, agreed that Mr. Willis will resign as Chief Executive Officer, Director, and employee of the Company, effective immediately. The Company and Mr. Willis will determine the terms of his departure at a future date.

The Company intends to begin a search for a new Chief Executive Officer promptly. No replacement has been appointed to serve as the Company’s principal executive officer during the transition period. The Company expects that, during this period, the Company’s Board will make all principal executive officer-level determinations and Ed Brennan, the independent Chairman of the Board, will provide additional guidance and direction to the senior management team on behalf of the Board during this period.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2022, the Board amended the Company’s bylaws to permit special meetings of the Board to be held on less than 48 hours’ notice by the Chair if a majority of the entire Board at the special meeting ratifies the notice of such special meeting. A copy of the amendment to the bylaws is filed as Exhibit 3.1.

Item 7.01	Regulation FD Disclosure.

On January 10, 2022, the Company announced that its Chief Financial Officer Kevin Manion will participate in the 2022 ICR Conference. The Company’s virtual presentation is scheduled for 11:30 a.m. (ET) on Tuesday, January 11, 2022.

The presentation can be accessed at https://wsw.com/webcast/icr7/register.aspx?conf=icr7&page=nbev&url=https://wsw.com/webcast/icr7/nbev/1596967 and on the Conference Calls page of the Company’s Investor Relations website at https://newagegroup.com/investors. A copy of the press release is furnished as Exhibit 99.2.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to the Company’s Bylaws
99.1	Press Release dated January 10, 2022 regarding Preliminary Financial Results
99.2	Press Release dated January 10, 2022 regarding ICR Conference
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWAGE, INC.

Date: January 10, 2022	By:	/s/ Kevin Manion
Kevin Manion Chief Financial Officer